                                                 EXHIBIT (4)(c)

    ________ GOLDEN
   _________ AMERICAN                          DEFERRED VARIABLE
____________ LIFE INSURANCE                    ANNUITY CONTRACT
     _______ COMPANY

Golden American is a stock company domiciled in Delaware.
-------------------------------------------------------------------------

-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
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|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
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|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

This is a legal Contract between its Owner and us. Please read it carefully. In this Contract you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Contract's Accumulation Value among the Divisions of the Variable Separate Account and the General Account shown in the Schedule.

If this Contract is in force, we will make income payments to you starting on the Annuity Commencement Date. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefits is subject to the terms of this Contract.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE SEPARATE ACCOUNT, MAY INCREASE OR DECREASE, DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS.

RIGHT TO EXAMINE THIS CONTRACT: YOU MAY RETURN THIS CONTRACT TO US OR THE AGENT THROUGH WHOM YOU PURCHASED IT WITHIN 10 DAYS AFTER YOU RECEIVE IT. IF SO RETURNED, WE WILL TREAT THE CONTRACT AS THOUGH IT WERE NEVER ISSUED. UPON RECEIPT WE WILL PROMPTLY REFUND THE ACCUMULATION VALUE, PLUS ANY CHARGES WE HAVE DEDUCTED AS OF THE DATE THE RETURNED CONTRACT IS RECEIVED BY US.





Customer Service Center            Secretary:     /s/ Myles R. Tashman
1475 Dunwoody Drive                President:     /s/ Ben Chernow
West Chester, PA 19380-1478



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DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS
Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial
Withdrawal Option. Non-participating. Investment results reflected in values.



GA-IA-1043-01/98

                            CONTRACT CONTENTS
-------------------------------------------------------------------------

THE SCHEDULE.......................  3  YOUR CONTRACT BENEFITS...........  12

 Payment And Investment Information 3A    Cash Value Benefit
 The Variable Separate Accounts.... 3B    Partial Withdrawal Option
 The General Account............... 3C    Proceeds Payable to the
 Contract Facts.................... 3D      Beneficiary
 Charges and Fees.................. 3E
 Income Plan Factors............... 3F  CHOOSING AN INCOME PLAN..........  13

IMPORTANT TERMS ...................  4    Annuity Benefits
                                          Annuity Commencement Date Selection
INTRODUCTION TO THIS CONTRACT......  6    Frequency Selection
                                          The Income Plan
 The Contract                             The Annuity Options
 The Owner                                Payment When Named Person Dies
 The Annuitant
 The Beneficiary                        OTHER IMPORTANT INFORMATION......  15
 Change of Owner or Beneficiary           Sending Notice to Us
                                          Reports to Owner
PREMIUM PAYMENTS AND ALLOCATION           Assignment - Using This Contract
 ADDITIONAL PREMIUM PAYMENT OPTION          As Collateral Security
  CHANGES..........................  8    Changing This Contract
                                          Contract Changes - Applicable
 Initial Premium Payment                    Tax Law
 Additional Premium Payment Option        Misstatement of Age or Sex
 Your Right to Change Allocation of       Non-participating
   Accumulation Value                     Payments We May Defer
 What Happens if a Variable Separate      Authority to Make Agreements
   Account Division is Not Available      Required Note on Our Computations


HOW WE MEASURE THE CONTRACT'S
  ACCUMULATION VALUE...............  9

 The Variable Separate Accounts
 The General Account
 Valuation Period
 Accumulation Value
 Accumulation Value in Each Division
 Measurement of Investment Experience
 Charges Deducted from Accumulation
   Value on each Contract Processing
   Date

  Copies of any application and any additional Riders and Endorsements are at the back of this Contract.

THE SCHEDULE

 The Schedule gives specific facts about this Contract and its coverage. Please refer to the Schedule while reading this Contract.

GA-IA-1043-01/98                       2

                              THE SCHEDULE
                   PAYMENT AND INVESTMENT INFORMATION
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
| Annuitant's Issue Age    Annuitant's Sex        Owner's Issue Age     |
| [55]                     [MALE]                 [35]                  |
|                                                                       |
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|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
| Contract Date            Issue Date             Residence Status      |
| [JANUARY 1, 1998]        [JANUARY 1, 1998]      [DELAWARE]            |
|                                                                       |
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|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

INITIAL INVESTMENT

  Initial Premium Payment received:  [$25,000]

  Your initial Accumulation Value has been invested as follows:

                                        Percentage of
          Divisions                   Accumulation Value
     ---------------------         ------------------------
     [Multiple Allocation                    10%
        Fully Managed                        10%
     Capital Appreciation                    10%
       Rising Dividends                      10%
          All-Growth                         10%
         Real Estate                         10%
        Value Equity                         10%
         Hard Assets                          5%
       Total Return                           5%
    Limited Maturity Bond                     5%
         Liquid Asset                         5%
       Strategic Equity                       5%
     ---------------------         ------------------------
            Total                           100%]
            =====                          ======


ADDITIONAL PREMIUM PAYMENT INFORMATION

  [We will accept additional Premium Payments until either the Annuitant or Owner reaches the Attained Age of 85. The minimum additional payment which may be added is $1,000.00.]

  [In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made is [$1,000.00].]

GA-IA-1043-01/98                       3A/1

                              THE SCHEDULE
             PAYMENT AND INVESTMENT INFORMATION(continued)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
| Annuitant's Issue Age    Annuitant's Sex        Owner's Issue Age     |
| [55]                     [MALE]                 [35]                  |
|                                                                       |
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|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
| Contract Date            Issue Date             Residence Status      |
| [JANUARY 1, 1998]        [JANUARY 1, 1998]      [DELAWARE]            |
|                                                                       |
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|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

ACCUMULATION VALUE ALLOCATION RULES

  The maximum number of Divisions in which you may be invested at any one time is [ sixteen]. You are allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge for any allocation change in excess of [twelve] per Contract Year. The Excess Allocation Charge is shown in the Schedule. Allocations into and out of the Guaranteed Interest Divisions are subject to restrictions (see General Account).

ALLOCATION CHANGES BY TELEPHONE

  You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.







GA-IA-1043-01/98                       3A/2

                              THE SCHEDULE
                     THE VARIABLE SEPARATE ACCOUNTS
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-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

  Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust managed by Directed Services, Inc.


         SERIES                       SERIES

          [Equity Income               Real Estate
          Fully Managed                Hard Assets
          Value Equity                 Limited Maturity Bond
          Small Cap                    Liquid Asset
          Capital Appreciation         Strategic Equity
          Rising Dividends             Managed Global
          All-Growth                   Research
          Mid-Cap Growth               Growth
          Total Return                 Global Fixed Income
          Growth & Income              Growth Opportunities
          Emerging Markets             Developing World]

The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Warburg Pincus Trust managed by Warburg, Pincus Counselors, Inc.

               PORTFOLIO
               ---------
               [International Equity]

The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

               PORTFOLIO
               ---------
               High Yield
               StocksPLUS Growth and Income




GA-IA-1043-01/98                       3B

                              THE SCHEDULE
                           THE GENERAL ACCOUNT
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-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

GENERAL ACCOUNT

  [Guaranteed Interest Division
  A Guaranteed Interest Division provides an annual minimum interest rate of 3%. At our sole discretion, we may periodically declare higher interest rates for specific Guarantee Periods. Such rates will apply to periods following the date of declaration. Any declaration will be by class and will be based on our future expectations.

  Limitations of Allocations
  We reserve the right to restrict allocations into and out of the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

  Guarantee Periods
  Each allocation to a Guaranteed Interest Division will be guaranteed an interest rate for the entire Initial Guarantee Period elected. We currently offer Initial Guarantee Periods of one, two, three, five, seven and ten years. The Initial Guarantee Period starts on the day an allocation is made to a Guaranteed Interest Division and ends on the last day of the calendar month following one, two, three, five, seven or ten year(s) as appropriate, the Maturity Date.

  At the end of a Guarantee Period, you may transfer the Accumulation Value in such Guarantee Period to the Variable Separate Account Divisions or to a Guarantee Period we then offer. If we do not receive notification by the Maturity Date, your Accumulation Value in the maturing Guarantee Period will automatically be transferred to a one-year Guarantee Period. Upon such automatic transfer you will have thirty days to reallocate any of your Accumulation Value to the Divisions.

  Deduction for Charges
  We do not deduct the Mortality and Expense Risk Charge and the Asset-Based Administrative Charge with respect to the amount of the Accumulation Value allocated to a Guaranteed Interest Division while such Accumulation Value remains allocated to a Guaranteed Interest Division.

  Transfers from a Guaranteed Interest Division
  On a Maturity Date, 100% of the Accumulation Value in the maturing Guarantee Period may be transferred.

  We currently require that an amount allocated to a Guarantee Period not be transferred until the Maturity Date, except pursuant to our published rules. We reserve the right not to allow amounts previously transferred from a Guaranteed Interest Division to the Variable Separate Account Divisions to be transferred back to the Guaranteed Interest Division for a period of at least six months from the date of transfer. We reserve the right to reduce the amount otherwise available for transfer from a Guaranteed Interest Division by any amounts previously withdrawn from that Guaranteed Interest Division.]


GA-IA-1043-01/98                       3C

                              THE SCHEDULE
                             CONTRACT FACTS
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------
CONTRACT FACTS

  Contract Processing Date
  The Contract Processing Date for your Contract is [January 1] of each year.

  Specially Designated Divisions
  When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

  The maximum amount that can be withdrawn each Contract Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Tax. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

  Maximum Partial Withdrawal not considered to be an Excess Partial
  Withdrawal
  The maximum amount that can be taken as a Partial Withdrawal each Contract Year without being considered an Excess Partial Withdrawal is the greater of the following:
    (1) Earnings, less previous withdrawals not considered to be Excess Partial Withdrawals, but not less than zero. Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.
    (2) The Free Amount, equal to: a) 10% of Premium Payments not previously withdrawn, which were received within seven years prior to the date of withdrawal; less b) any withdrawals that are made in the same Contract Year, which are not considered to be Excess Partial Withdrawals.
  Withdrawals of Premium Payments are considered to be Excess Partial
  Withdrawals.

  Conventional Partial Withdrawals

  Minimum Withdrawal Amount:         [$100.00]

  Systematic Partial Withdrawals
  Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

  Minimum Withdrawal Amount:         [$100.00]
  Maximum Withdrawal Amount:

     Variable Separate Account     0.833% of Premium Payments
       Divisions:                  monthly, 2.50% of Premium Payments
                                   quarterly or 10% of Premium Payments
                                   annual frequency.

     Guaranteed Interest           Interest earned on a Guaranteed
       Divisions:                  Interest Division for the prior
                                   month, quarter or year (depending
                                   on the frequency selected).

GA-IA-1043-01/98                       3D/1

                              THE SCHEDULE
                       CONTRACT FACTS (continued)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------


  [IRA Partial Withdrawals for Qualified Plans Only
  IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.]

DEATH BENEFITS
  [IF DEATHBEN = "1": The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any Partial Withdrawals.
  IF DEATHBEN = "2": The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any Partial Withdrawals.
  IF DEATHBEN = "3": The Death Benefit is the greatest of (i) the Cash Surrender Value, (ii) the Accumulation Value, (iii) the sum of the premiums paid, less any Partial Withdrawals.]

  Guaranteed Death Benefit
  On the Contract Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

  [IF DEATHBEN = "1":  Option 1:
                       --------
    (1)  Start with the Guaranteed Death Benefit from the prior
         Valuation Date;
    (2) Calculate interest on (1) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate;
    (3)  Add (1) and (2);
    (4) Add any additional premiums paid during the current Valuation Period to (3);
    (5) Subtract Partial Withdrawals made during the current Valuation Period from (4).

  Each accumulated initial or additional Premium Payment, reduced by any Partial Withdrawals (including any Surrender Charge incurred) allocated to such premium, will continue to grow at the Guaranteed Death Benefit Interest Rate. [IF DEATHBEN = "1" AND % RATE = "7":
  In any event, the Guaranteed Death Benefit will not exceed the Maximum Guaranteed Death Benefit.]

  The Guaranteed Death Benefit is accumulated at a rate of [3, 4, 5 or 7%] compounded annually, except:
    (1) Amounts in the Liquid Asset Division are accumulated at the net rate of return for the Liquid Asset Division during the current Valuation Period if less than [3, 4, 5, or 7%]; and
    (2) Amounts in the Limited Maturity Bond Division are accumulated at the net rate of return for the Limited Maturity Bond Division during the current Valuation Period if less than [3, 4, 5 or 7%]; and
    (3) Amounts in a Guaranteed Interest Division of the General Account are accumulated at the interest rate being credited to such Guaranteed Interest Division during the current Valuation Period if less than [3, 4, 5 or 7%].

GA-IA-1043-01/98                       3D/2

                              THE SCHEDULE
                            CONTRACT FACTS (continued)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

  [IF DEATHBEN = "1" AND % RATE = "7"
  Maximum Guaranteed Death Benefit
  The Maximum Guaranteed Death Benefit is initially equal to two times the initial or additional premium paid.  Thereafter, the Maximum
  Guaranteed Death Benefit as of the effective date of a Partial
  Withdrawal is reduced first by the amount of any Partial Withdrawal representing earnings and second in proportion to the reduction in Accumulation Value for any Partial Withdrawal representing premium (in each case, including any Surrender Charge incurred).  If withdrawals do not exceed 7% of premium paid in a Contract Year, and did not exceed 7% of premiums paid in any Contract Year, reductions in the
  Maximum Guaranteed Death Benefit will be treated as withdrawals of earnings.  Once withdrawals exceed 7% in any Contract Year, withdrawals will be treated as proportional in relation to the amount of Accumulation Value for any Partial Withdrawals
  ( including any Surrender Charge incurred.)]
  [IF DEATHBEN = "2":  Option 2:
                       --------
    (1)  Start with Guaranteed Death Benefit from the prior
         Valuation Date;
    (2)  Add to (1) any additional premium paid since the prior
         Valuation Date and subtract from (1) any Partial Withdrawals taken prior to the Valuation Date;
    (3)  On Valuation Date that occurs on or prior to the Owner's attained age 70, which is also a Contract Anniversary, we
         set the Guaranteed Death Benefit equal to the greater of
         (2) or the Accumulation Value as of such date.
  On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).] [IF DEATHBEN = "3": Option 3:
                       --------
    (1)  Start with the Guaranteed Death Benefit from the prior
         Valuation Date;
    (2)  Add any additional premiums paid during the current
         Valuation Period;
    (3)  Subtract any Partial Withdrawals made during the current
         Valuation Period from (2).]

CHANGE OF OWNER
  A change of Owner will result in recalculation of the death benefit and Guaranteed Death Benefit. As of the date of change, we will use the Accumulation Value of the Contract, for the purpose of such recalculation only, as the initial premium to determine a new Guaranteed Death Benefit for this Contract. The new Owner's age at the time of the change will be used as the basis for this calculation. The new Owner's death will determine when a death benefit is payable.

  [IF DEATHBEN = "1": If the new Owner's age is less than or equal to 70, the Guaranteed Death Benefit Option in effect prior to the change of Owner will remain in effect. If the new Owner's age is greater than 70, the Guaranteed Death Benefit will be zero and the Death Benefit will be the greater of the Cash Surrender Value, the Accumulation Value, and the sum of the premiums paid, less any Partial Withdrawals.

  IF DEATHBEN = "2": If the new Owner's age is less than or equal to 70, the Guaranteed Death Benefit Option in effect prior to the change of Owner will remain in effect. If the new Owner's age is greater than 70, the Guaranteed Death Benefit will be zero and the Death Benefit will be the greater of the Cash Surrender Value, the Accumulation Value and the sum of the premiums paid, less any Partial Withdrawals.

  IF DEATHBEN = "3": The Guaranteed Death Benefit Option after the change of Owner will remain the same as before the change.]

GA-IA-1043-01/98                       3D/3

                              THE SCHEDULE
                       CONTRACT FACTS (continued)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

  Required Date of Annuity Commencement
  [Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

  The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's [90th] birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

  Minimum Annuity Income Payment
  The minimum monthly annuity income payment that we will make is [$20].

  Optional Benefit Riders - [None.]

ATTAINED AGE

  The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

DEDUCTIONS FROM PREMIUMS

       [None.]

DEDUCTIONS FROM ACCUMULATION VALUE

  Initial Administrative Charge
       [None.]

  Administrative Charge
  We charge [a maximum of $30 or 2% of Accumulation Value] to cover a portion of our ongoing administrative expense for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period.

  Excess Allocation Charge
  Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.
xxx
GA-IA-1043-01/98                       3D/4

                              THE SCHEDULE
                            CHARGES AND FEES
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------

  Surrender Charge
  A Surrender Charge is imposed as a percentage of premium if the Contract is surrendered or an Excess Partial Withdrawal is taken.
  The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender charge expressed as a percentage of each Premium Payment is as follows:

           Complete Years Elapsed        Surrender
           Since Premium Payment          Charges
           ----------------------        ---------

                  [0                         6%
                   1                         6%
                   2                         6%
                   3                         5%
                   4                         4%
                   5                         3%
                   6                         1%
                  7+                         0%]


  For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any Premium Payments.

  [Premium Taxes
  We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

  We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.]

  Deductions from the Divisions
  Mortality and Expense Risk Charge - We deduct up to a maximum of [IF DEATHBEN = "1": [.002247%] IF DEATHBEN = "2": [.002615%] IF DEATHBEN =
  "3": [.002063%]] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate up to a maximum rate of [IF DEATHBEN = "1": [.90%] IF DEATHBEN = "2": [.95%] IF DEATHBEN = "3":
  [.75%]) for mortality and expense risks. This charge is not deducted from the Fixed Account or General Account values.

  Asset Based Administrative Charge - We deduct up to a maximum of [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate up to a maximum of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account values.

CHARGE DEDUCTION DIVISION

  All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].

GA-IA-1043-01/98                       3E/1

                             THE SCHEDULE
                           INCOME PLAN FACTORS
-------------------------------------------------------------------------
-------------------------------------------------------------------------
|  Annuitant                                      Owner                 |
|  [THOMAS J. DOE]                                [JOHN Q. DOE]         |
|                                                                       |
-------------------------------------------------------------------------
|  Initial Premium         Annuity Option         Annuity Commencement  |
|                                                 Date                  |
|  [$25,000]               [LIFE 10-YEAR          [JANUARY 1, 2028]     |
|                          CERTAIN]                                     |
-------------------------------------------------------------------------
|  Separate Account(s)                            Contract Number       |
|  [SEPARATE ACCOUNT B]                           [123456]              |
-------------------------------------------------------------------------


  Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                   TABLE FOR INCOME FOR A FIXED PERIOD

 Fixed                   Fixed                   Fixed
 Period      Monthly     Period      Monthly     Period      Monthly
of Years     Income     of Years     Income     of Years     Income
--------     -------    --------     -------    --------     -------

   [5        17.95         14         7.28         23         5.00
    6        15.18         15         6.89         24         4.85
    7        13.20         16         6.54         25         4.72
    8        11.71         17         6.24         26         4.60
    9        10.56         18         5.98         27         4.49
   10         9.64         19         5.74         28         4.38
   11         8.88         20         5.53         29         4.28
   12         8.26         21         5.33         30         4.19]
   13         7.73         22         5.16



                        TABLE FOR INCOME FOR LIFE

                Male/Female         Male/Female         Male/Female
                 10 Years            20 Years             Refund
  Age             Certain             Certain             Certain
  ---           -----------         -----------         -----------

  [50           $4.06/3.83          $3.96/3.77          $3.93/3.75
   55            4.43/4.14           4.25/4.05           4.25/4.03
   60            4.90/4.56           4.57/4.37           4.66/4.40
   65            5.51/5.10           4.90/4.73           5.12/4.83
   70            6.26/5.81           5.18/5.07           5.76/5.42
   75            7.11/6.70           5.38/5.33           6.58/6.19
   80            7.99/7.70           5.48/5.46           7.69/7.21
   85            8.72/8.59           5.52/5.51           8.72/8.59
   90            9.23/9.18           5.53/5.53          10.63/10.53
                                                             ]

GA-IA-1043-01/98                       3F

                             IMPORTANT TERMS
-------------------------------------------------------------------------
ACCUMULATION VALUE - The amount that a Contract provides for investment at any time. Initially, this amount is equal to the premium paid.

ANNUITANT - The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE - For each Contract, the date on which Annuity
  Payments begin.

ANNUITY OPTIONS - Options the Owner selects that determine the form and amount of annuity payments.

ANNUITY PAYMENT - The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

ATTAINED AGE - The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

BENEFICIARY - The person designated to receive benefits in the case of the death of the Owner.

BUSINESS DAY - Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of federal holidays, or any day on which the Securities and Exchange Commission ("SEC") requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE - The amount the Owner receives upon surrender of the Contract.

CHARGE DEDUCTION DIVISION - The Division from which all charges are deducted if so designated or elected by the Owner.

CONTINGENT ANNUITANT - The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY - The anniversary of the Contract Date.

CONTRACT DATE - The date we received the initial premium and upon which we begin determining the Contract values. It may not be the same as the Contract Issue Date. This date is used to determine Contract months, processing dates, years, and anniversaries.

CONTRACT ISSUE DATE - The date the Contract is issued at our Customer
  Service Center.

CONTRACT PROCESSING DATES - The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation date. The Contract Processing Date will be on the Contract Anniversary of each year.

CONTRACT PROCESSING PERIOD - The period between successive Contract
  Processing Dates unless it is the first Contract Processing Period. In that case, it is the period from the Contract Date to the first Contract Processing Date.

CONTRACT YEAR - The period between Contract Anniversaries.


GA-IA-1043-01/98                       4

-------------------------------------------------------------------------

EXPERIENCE FACTOR - The factor which reflects the investment experience of the portfolio in which a Variable Separate Account Division invests and also reflects the charges assessed against the Division for a Valuation Period.

GUARANTEE PERIOD - The period of years a rate of interest is guaranteed to be credited to a Guaranteed Interest Division.

GUARANTEED DEATH BENEFIT INTEREST RATE - The annual rate at which the
  Guaranteed Death Benefit is calculated.

GUARANTEED INTEREST DIVISION - An investment option available in the General Account, an account which contains all of our assets other than those held in our Variable Separate Accounts.

GUARANTEED INTEREST RATE - The effective annual interest rate which we will credit for a specified Guarantee Period.

GUARANTEED MINIMUM INTEREST RATE - The minimum interest rate which can be declared by us for allocations to a Guaranteed Interest Division.

INDEX OF INVESTMENT EXPERIENCE - The index that measures the performance of a Variable Separate Account Division.

INITIAL PREMIUM - The payment amount required to put each Contract in effect.

ISSUE AGE - The Annuitant's or Owner's age on the last birthday on or before the Contract Date.

MATURITY DATE - The date on which a Guarantee Period matures.

OWNER - The person who owns a Contract and is entitled to exercise all rights of the Contract. This person's death also initiates payment of the death benefit.

RIDERS - Riders add provisions or change the terms of the Contract.

SPECIALLY DESIGNATED DIVISION - Distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated to this Division unless you specify otherwise.

VALUATION DATE - The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD - Each business day together with any non-business days before it.

VARIABLE SEPARATE ACCOUNT DIVISION - An investment option available in the Variable Separate Account shown on the Schedule.

GA-IA-1043-01/98                       5

                      INTRODUCTION TO THIS CONTRACT
-------------------------------------------------------------------------
THE CONTRACT

  This is a legal contract between you and us. We provide benefits as stated in this Contract. In return, you supply us with the Initial Premium Payment required to put this Contract in effect.

  This Contract, together with any Riders or Endorsements, constitutes the entire Contract. Riders and Endorsements add provisions or change the terms of the basic Contract.

THE OWNER

  You are the Owner of this Contract. You are also the Annuitant unless another Annuitant has been named by you and is shown in the Schedule. You have the rights and options described in this Contract, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

  One or more people may own this Contract.  If there are multiple
  Owners named, the age of the oldest Owner will be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the Annuity Commencement Date, the surviving Owner(s) will be deemed as the Beneficiary(ies).

THE ANNUITANT

  The Annuitant is the measuring life of the Annuity Benefits provided under this Contract. You may name a Contingent Annuitant. The
  Annuitant may not be changed during the Annuitant's lifetime.

  If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as an Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

  The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to the Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case the death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

GA-IA-1043-01/98                       6

-------------------------------------------------------------------------
  One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

  You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Contract.

CHANGE OF OWNER OR BENEFICIARY

  During your lifetime and while this Contract is in effect you can transfer ownership of this Contract or change the Beneficiary.
  To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Contract. See Proceeds Payable to Beneficiary.

GA-IA-1043-01/98                       7

                 PREMIUM PAYMENTS AND ALLOCATION CHARGES
-------------------------------------------------------------------------
INITIAL PREMIUM PAYMENT

  The Initial Premium Payment is required to put this Contract in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

  You may make additional Premium Payments under this Contract after the end of the Right to Examine period. Restrictions on additional
  Premium Payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional Premium Payments.

  As of the date we receive and accept your additional Premium Payment:

  (1) The Accumulation Value will increase by the amount of the Premium Payment less any premium deductions as shown in the Schedule.
  (2) The increase in the Accumulation Value will be allocated among the Divisions of the Variable Separate Account and General Account in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions of the Variable Separate Account and General Account in proportion to the amount of Accumulation Value in each Division.

  Where to Make Payments
  Remit the Premium Payments to our Customer Service Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

  You may change the allocation of the Accumulation Value among the Divisions after the end of the Right to Examine period. The number of free allocation changes each year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of Divisions of the Variable Separate Account and General Account are shown in the Schedule.

WHAT HAPPENS IF A VARIABLE SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

  When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

  Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.

GA-IA-1043-01/98                       8

            HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE
-------------------------------------------------------------------------
  The variable Annuity Benefits under this Contract are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

  These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Variable Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

  The Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Contract's purposes. The Variable Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Variable Separate Account is also governed by state law as designated in the Schedule. The trusts may offer non-registered series.

  Variable Separate Account Divisions
  A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

  Changes within the Variable Separate Accounts
  We may, from time to time, make additional Variable Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for this Contract. We also have the right to eliminate Divisions from a Variable Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purpose of this Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We may get prior approval from the insurance department of our state of domicile before making such a substitution. We will also get any required approval from the SEC and any other required approvals before making such a substitution.

  Subject to any required regulatory approvals, we reserve the right to transfer assets of the Variable Separate Account which we determine to be associated with the class of contracts to which this Contract belongs, to another Variable Separate Account or Division.

  When permitted by law, we reserve the right to:

     (1) deregister a Variable Separate Account under the Investment Company Act of 1940;
     (2) operate a Variable Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;
     (3) operate a Variable Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Variable Separate Account;
     (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights to a Variable Separate Account; and
     (5) combine a Variable Separate Account with other Variable Separate Accounts.

GA-IA-1043-01/98                        9

-------------------------------------------------------------------------
THE GENERAL ACCOUNT

  The General Account contains all assets of the Company other than those in the Separate Accounts we establish. The Guaranteed Interest Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

  Each Division will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

  The Accumulation Value of this Contract is the sum of the amounts in each of the Divisions of the Variable Separate Account and General Account. You select the Divisions of the Variable Separate Account and General Account to which to allocate the Accumulation Value. The maximum number of Divisions to which the Accumulation Value may be allocated at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION

  On the Contract Date
  On the Contract Date, the Accumulation Value is allocated to each Division as elected by you, subject to certain terms and conditions imposed by us. We reserve the right to allocate premium to the Specially Designated Division during any Right to Examine Contract Period. After such time, allocation will be made proportionately in accordance with the initial allocation(s) as elected by you.

  On each Valuation Date
  At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

       (1) We take the Accumulation Value in the Division at the end of the preceding Valuation Period.
       (2) We multiply (1) by the Variable Separate Account Division's Net Rate of Return for the current Valuation Period or we calculate interest to be credited to a Guaranteed Interest Division for the current Valuation Period.
       (3) We add (1) and (2).
       (4) We add to (3) any additional Premium Payments (less any premium deductions as shown in the Schedule) allocated to the Division during the current Valuation Period.
       (5) We add or subtract allocations to or from that Division during the current Valuation Period.
       (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division during the current Valuation Period.
       (7) We subtract from (6) the amounts allocated to that Division for:
           (a) any charges due for the Optional Benefit Riders as shown in the Schedule;
           (b) any deductions from Accumulation Value as shown in the Schedule.

  All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (see the Schedule).

GA-IA-1043-01/98                       10

-------------------------------------------------------------------------

MEASUREMENT OF INVESTMENT EXPERIENCE

  Index of Investment Experience
  The Investment Experience of a Variable Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

  How We Determine the Experience Factor
  For Divisions of a unit investment trust Separate Account the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:
     (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.
     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.
     (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.
     (4) We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.
     (5) We subtract the daily Asset Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

  Calculations for Divisions investing in unit investment trusts are on a per unit basis.

  Net Rate of Return for a Variable Separate Account Division
  The Net Rate of Return for a Variable Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

  Interest Credited to a Guaranteed Interest Division
  Accumulation Value allocated to a Guaranteed Interest Division will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until the Maturity Date of that Guarantee Period. Interest will be credited daily at a rate to yield the declared annual effective Guaranteed Interest Rate. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CONTRACT PROCESSING DATE

  Expense charges and fees are shown in the Schedule.

  Charge Deduction Division Option
  We will deduct all charges against the Accumulation Value of this Contract from the Charge Deduction Division if you elected this option on the application (see the Schedule). If you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

     (1) If these charges are less than the Accumulation Value in the Variable Separate Account Divisions, they will be deducted proportionately from all Divisions.
     (2) If these charges exceed the Accumulation Value in the Variable Separate Account Divisions, any excess over such value will be deducted proportionately from Guaranteed Interest Divisions.

  Any charges taken from the General Account will be taken from the Guaranteed Interest Divisions starting with the Guarantee Period nearest its Maturity Date until such charges have been paid. At any time while this Contract is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.


GA-IA-1043-01/98                       11

                         YOUR CONTRACT BENEFITS
-------------------------------------------------------------------------
  While this Contract is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

  Cash Surrender Value
  The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:
     (1)  We take the Contract's Accumulation Value;
     (2)  We deduct any Surrender Charge;
     (3) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including;
         (a) any administrative fee that has not yet been deducted;
         (b) the pro rata part of any charges for Optional Benefit
             Riders; and
         (c) any applicable premium or other tax.

  Cancelling to Receive the Cash Surrender Value
  At any time while the Annuitant is living and before the Annuity Commencement Date, you may surrender this Contract to us. To do this, you must return this Contract with a signed request for cancellation to our Customer Service Center.

  The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Contract and your signed request in our Customer Service Center. All benefits under this Contract will then end.

  We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

  After the Contract Date, you may make Partial Withdrawals. The minimum amount that may be withdrawn is shown in the Schedule. For purposes of calculating any Surrender Charge, any Partial Withdrawal you take will not be considered premium, unless it is an Excess
  Partial Withdrawal. To take a Partial Withdrawal, you must provide us satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

  Prior to the Annuity Commencement Date
  If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit.
  We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one death benefit is payable under this Contract. In all events, distributions under the Contract must be made as required by applicable law.

  How to Claim Payments to Beneficiary
  We must receive proof of the Owner's (or the Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.


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                         CHOOSING AN INCOME PLAN
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ANNUITY BENEFITS

  If the Annuitant and Owner are living on the Annuity Commencement
  Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amounts of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (see Payments We Defer). Before we pay any Annuity Benefits, we require the return of this Contract. If this Contract has been lost, we require the applicable lost Contract form.

ANNUITY COMMENCEMENT DATE SELECTION

  You select the Annuity Commencement Date. You may select any date following the fifth Contract Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

  You may choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

  While this Contract is in effect and before the Annuity Commencement Date, you may chose one or more Annuity Options for the payment of death benefits proceeds. If, at the time of the Owner's death, no Option has been chosen for paying the death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

  Our approval is needed for any Option where:
     (1) the person named to receive payment is other than the Owner or Beneficiary; or
     (2) the person named is not a natural person, such as a corporation; or
     (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

  There are four Options to choose from.  They are:

  Option 1.  Income for a Fixed Period
  Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income for Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.


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                   CHOOSING AN INCOME PLAN (continued)
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  Option 2.  Income for Life
  Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the Guarantee Period, payments continue until his or her death.

  We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

  Option 3.  Joint Life Income
  This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner of Beneficiary of this Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

  Option 4.  Annuity Plan
  An amount can be used to buy any single premium immediate annuity we choose to offer for the Option's effective date.

  The minimum rates for Option 1 are based on 3% interest, compounded annually. The minimum rates for Options 2 and 3 are based on 3% interest, compounded annually, and the Annuity 2000 Mortality Table. We may pay a higher rate at our discretion.

PAYMENT WHEN NAMED PERSON DIES

  When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:
     (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.
     (2) For Option 3, no amounts are payable after both named persons have died.
     (3) For Option 4, the annuity agreement will state the amount due, if any.


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                       OTHER IMPORTANT INFORMATION
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SENDING NOTICE TO US

  Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Contract number in all correspondence.

REPORTS TO OWNER

  We will send you a report at least once during each Contract Year. The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Contract Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.

  We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Variable Separate Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

ASSIGNMENT - USING THIS CONTRACT AS COLLATERAL SECURITY

  You can assign this Contract as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CONTRACT

  This Contract or any additional benefit riders may be changed to another annuity plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

  We reserve the right to make changes in this Contract or its Riders to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

  If an age or sex has been misstated, the amounts payable or benefits provided by this Contract will be those that the Premium Payment made would have bought at the correct age or sex.

NON-PARTICIPATING

  This Contract does not participate in the divisible surplus of Golden American Life Insurance Company.

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                 OTHER IMPORTANT INFORMATION (continued)
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PAYMENTS WE MAY DEFER

  We may not be able to determine the value of the assets of the Variable Separate Account Divisions because:
     (1)  The NYSE is closed for trading;
     (2)  the SEC determines that a state of emergency exists;
     (3) an order or pronouncement of the SEC permits a delay for the protection of Owners; or
     (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

  During such times, as to amounts allocated to the Divisions of the Variable Separate Account, we may delay;
     (1)  determination and payment of the Cash Surrender Value;
     (2) determination and payment of any death benefit if death occurs before the Annuity Commencement Date;
     (3)  allocation changes of the Accumulation Value; or
     (4)  application of the Accumulation Value under an income plan.

  As to the amounts allocated to a Guaranteed Interest Division in the General Account, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year on any Cash Surrender Value payment derived from the Guaranteed Interest Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

  All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:
     (1)  change any of this Contract's terms;
     (2)  extend the time for Premium Payments; or
     (3)  make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

  We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Contract is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.




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DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS
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Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial
Withdrawal Option. Non-participating. Investment results reflected in values.

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